FMV P2 P5 01/15

SUPPLEMENT DATED JANUARY 30, 2015

TO THE PROSPECTUS DATED MAY 1, 2014

OF

Franklin Managed Volatility Global Allocation VIP Fund

(A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I.          The “Fund  Details – Management – Manager of Managers Structure” section on page FMV-D13 of the prospectuses for Class 2 and Class 5 shares is replaced with the following:

Manager of Managers Structure

Alternative Strategies and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby Alternative Strategies, as the Fund’s investment manager, can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisors.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, Alternative Strategies has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. Alternative Strategies will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund's board of trustees, Alternative Strategies will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Please keep this supplement for future reference.